Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Dot Hill Reports First Quarter 2015 Results
Year-over-year non-GAAP total revenue growth of 23% with a 61% increase in Vertical Markets
285% Growth in Year-over-Year non-GAAP Profitability

LONGMONT, Colo. -May 7, 2015 - Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, reported financial results for the first quarter ended March 31, 2015.

Financial and Operational Highlights:

•	Grew non-GAAP revenue to $60.3 million or over 23% year-over-year

•	Grew Vertical Markets non-GAAP revenue 61% year-over-year

•	Achieved non-GAAP gross margin of 33.8%, compared to 33.1% in the first quarter of 2014

•	Delivered non-GAAP earnings per fully diluted share of $0.06, compared to $0.02 in the first quarter of 2014

•	Teradata has integrated Dot Hill AssuredSAN Ultra48 into its new Data Warehouse Appliance 2800

•
Quantum Corp. and Dot Hill announced a new, global go-to-market partnership whereby Quantum will integrate Dot Hill’s full line of enterprise-class disk storage systems into its tiered storage offerings

•	Awarded 101st patent for write-cache management Innovation to improve performance by up to 100% in demanding storage workload environments

“The first quarter of 2015 picked up where the fourth quarter of 2014 left off - that is, on a strong note. Especially when considered against the backdrop of what I believe was another flat to down quarter in aggregate for the storage industry at large,” stated Dana Kammersgard, president and CEO, Dot Hill Systems. “At our Analyst Day a couple of weeks ago, we highlighted ‘Growth through Innovation.’ And it really is this innovation, instantiated in products that we have developed in collaboration with our customers, which is driving our growth.”

Exhibit 99.1

First Quarter 2015 GAAP Financial Detail

•	Net revenue was $61.1 million for the first quarter of 2015, compared to $48.2 million for the first quarter of 2014 and $69.1 million for the fourth quarter of 2014.

•	Gross margin for the first quarter of 2015 was 34.4%, compared to 31.7% for the first quarter of 2014 and 35.2% for the fourth quarter of 2014.

•	Operating expenses for the first quarter of 2015 were $17.1 million, compared to $15.7 million for the first quarter of 2014 and $15.7 million in the fourth quarter of 2014.

•
Net income for the first quarter of 2015 was $3.9 million, or $0.06 per fully diluted share, compared to a net loss of $0.4 million, or ($0.01) per fully diluted share, for the first quarter of 2014, and net income of $8.6 million, or $0.14 per fully diluted share, for the fourth quarter of 2014.

First Quarter 2015 Non-GAAP Financial Detail

•	Non-GAAP net revenue was $60.3 million for the first quarter of 2015, compared to $48.9 million for the first quarter of 2014 and $68.2 million for the fourth quarter of 2014.

◦	Vertical Markets non-GAAP net revenue was $35.9 million compared to $22.4 million in the first quarter of 2014 and $38.5 million in the fourth quarter of 2014.

◦	Server OEM non-GAAP net revenue decreased to $24.3 million, compared to $26.5 million in the first quarter of 2014 and $29.7 million in the fourth quarter of 2014.

•	Non-GAAP gross margin for the first quarter of 2015 was 33.8%, compared to 33.1% in the first quarter of 2014 and 34.6% in the fourth quarter of 2014.

◦	Vertical Markets non-GAAP gross margin was 42.0%, compared to 43.4% in the first quarter of 2014 and 40.7% in the fourth quarter of 2014.

◦	Server OEM non-GAAP gross margin was 21.6%, compared to 24.4% in the first quarter of 2014 and 26.6% in the fourth quarter of 2014.

•	Non-GAAP operating expenses for the first quarter of 2015 were $16.4 million, compared to $15.1 million for the first quarter of 2014 and $15.0 million in the fourth quarter of 2014.

•
Non-GAAP contribution margin, which excludes research and development, general and administrative and certain corporate sales and marketing expenses, for the first quarter of 2015 was 27.7%, compared to 26.6% in the first quarter of 2014 and 29.0% in the fourth quarter of 2014.

◦	Vertical Markets non-GAAP contribution margin for the first quarter of 2015 increased to 35.1%, compared to 33.6% in the first quarter of 2014 and 34.4% in the fourth quarter of 2014.

◦	Server OEM non-GAAP contribution margin for the first quarter of 2015 decreased to 19.2%, compared to 22.7% in the first quarter of 2014 and 24.7% in the fourth quarter of 2014.

•
Non-GAAP net income for the first quarter of 2015 was $4.0 million, or $0.06 per fully diluted share, compared to $1.0 million or $0.02 per share, for the first quarter of 2014, and $8.5 million, or $0.13 per fully diluted share, for the fourth quarter of 2014.

Exhibit 99.1

Balance Sheet and Cash

The company exited the first quarter of 2015 with cash and cash equivalents of $46.3 million. This compares to $40.3 million at the end of the first quarter of 2014 and $42.5 million at the end of the fourth quarter of 2014.

Second Quarter 2015 Outlook

Non-GAAP net revenue and fully diluted earnings per share for the second quarter of 2015 are expected to be in the range of $58 million to $62 million and $0.04 to $0.08, respectively.
“In summary, Q1 was a very solid start to 2015, and we were able to continue the strong growth and momentum that started in earnest the prior quarter,” said Hanif Jamal, chief financial officer, Dot Hill Systems. “The mid-point of guidance for Q2 that we issued today represents 24% year-over-year growth and about a 3x increase in non-GAAP revenue and earnings per share respectively. More importantly however, it is another data point to substantiate our expectations for a strong year of growth for all of 2015.”

Conference Call Information

Dot Hill's first quarter financial results conference call is scheduled to take place on Thursday, May 7, 2015 at 11:00 am ET. Please join the Company for a live audio webcast at www.dothill.com in the Investor Relations section, or via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter conference ID# 25604625.

About Non-GAAP Financial Measures

The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

Exhibit 99.1

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company’s products into solutions for their customers. The Company sells to these customers through either Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets’ customers include Teradata, Quantum, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia. The Corporate segment consists primarily of “platform costs” that support both the Server OEM and Vertical Markets segments.

About Dot Hill

Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, and the United States.

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the second quarter of 2015. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the second quarter of 2015 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form10-K filed with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015
Net revenue	$48,207	$69,115	$61,121
Cost of goods sold	32,942	44,790	40,091
Gross profit	15,265	24,325	21,030
Operating expenses:
Research and development	9,476	9,313	10,119
Sales and marketing	3,294	3,846	3,804
General and administrative	2,898	2,537	3,212
Total operating expenses	15,668	15,696	17,135
Operating income (loss)	(403)	8,629	3,895
Other income (expense):
Interest income (expense), net	(18)	(10)	(14)
Other income (expense), net	10	(8)	—
Total other income (expense), net	(8)	(18)	(14)
Income (loss) before income taxes	(411)	8,611	3,881
Income tax expense	1	106	10
Net income (loss)	$(412)	$8,505	$3,871

Net income (loss) per share - basic and diluted	$(0.01)	$0.14	$0.06

Weighted average shares used to calculate net income (loss) per share:
Basic	59,678	60,615	60,760
Diluted	59,678	64,307	64,816

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2014	March 31, 2015
Assets
Current assets:
Cash and cash equivalents	$42,492	$46,281
Accounts receivable, net	43,328	42,180
Inventories	11,342	9,452
Prepaid expenses and other assets	11,126	7,660
Total current assets	108,288	105,573
Property and equipment, net	8,764	9,112
Intangible assets	2,680	3,332
Other assets	500	288
Total assets	$120,232	$118,305

Liabilities and Stockholders' equity
Current liabilities:
Accounts payable	$37,421	$30,829
Accrued compensation	4,015	3,260
Accrued expenses	8,039	9,594
Deferred revenue	5,319	4,692
Total current liabilities	54,794	48,375
Other long-term liabilities	2,908	2,484
Total liabilities	57,702	50,859

Stockholders' equity:
Preferred stock	—	—
Common stock	61	61
Additional paid-in capital	336,827	337,879
Accumulated other comprehensive loss	(3,152)	(3,159)
Accumulated deficit	(271,206)	(267,335)
Total stockholders' equity	62,530	67,446
Total liabilities and stockholders' equity	$120,232	$118,305

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015
Cash Flows From Operating Activities:
Net income (loss)	$(412)	$8,505	$3,871
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	959	1,092	1,153
Stock-based compensation expense	578	748	880
Provision for bad debt expense	—	(3)	—
Write-off of property and equipment	—	58	—
Changes in operating assets and liabilities:
Accounts receivable	9,240	(6,473)	1,213
Inventories	(1,122)	(4,357)	1,890
Prepaid expenses and other assets	1,238	(3,414)	3,680
Accounts payable	(7,112)	6,617	(5,890)
Accrued compensation and other expenses	(2,809)	1,040	725
Deferred revenue	799	57	(628)
Other long-term liabilities	(252)	(1,788)	(425)
Net cash provided by operating activities	1,107	2,082	6,469

Cash Flows From Investing Activities:
Purchases of property and equipment	(995)	(1,128)	(1,517)
Purchases of intangible assets	—	(1,445)	(1,342)
Net cash used in investing activities	(995)	(2,573)	(2,859)

Cash Flows From Financing Activities:
Payments on bank borrowings	(2,000)	—	—
Shares withheld for tax purposes	(72)	(3)	—
Proceeds from sale of stock to employees	1,854	660	172
Net cash provided by (used in) financing activities	(218)	657	172

Effect of Exchange Rate Changes on Cash and Cash Equivalents	22	(43)	7
Net Increase (Decrease) in Cash and Cash Equivalents	(84)	123	3,789
Cash and Cash Equivalents, beginning of period	40,406	42,369	42,492
Cash and Cash Equivalents, end of period	$40,322	$42,492	$46,281

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital expenditures incurred but not paid	$995	$948	$461
Supplemental Cash Flow Data:
Cash paid for income taxes	$195	$254	$98

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015

GAAP net revenue	$48,207	$69,115	$61,121
Long-term software contract royalties	653	(892)	(854)
Non-GAAP net revenue	$48,860	$68,223	$60,267

GAAP gross profit	$15,265	$24,325	$21,030
GAAP gross margin %	31.7%	35.2%	34.4%
Stock-based compensation	64	93	123
Severance costs	73	—	4
Long-term software contract royalties	653	(892)	(854)
Long-term software contract costs	123	50	50
Non-GAAP gross profit	$16,178	$23,576	$20,353
Non-GAAP gross margin %	33.1%	34.6%	33.8%

GAAP sales and marketing expenses	$3,294	$3,846	$3,804
GAAP contribution margin	$11,971	$20,479	$17,226
GAAP contribution margin %	24.8%	29.6%	28.2%
Stock-based compensation	(72)	(80)	(116)
Severance costs	(42)	(2)	(21)
Non-GAAP sales and marketing expenses	$3,180	$3,764	$3,667
Non-GAAP contribution margin	$12,998	$19,812	$16,686
Non-GAAP contribution margin %	26.6%	29.0%	27.7%

GAAP operating expenses	$15,668	$15,696	$17,135
Currency (loss) gain	73	(71)	27
Stock-based compensation	(514)	(655)	(757)
Severance costs	(83)	(19)	(33)
Non-GAAP operating expenses	$15,144	$14,951	$16,372

GAAP operating income	$(403)	$8,629	$3,895
Currency (gain) loss	(73)	71	(27)
Stock-based compensation	578	748	880
Long-term software contract royalties	653	(892)	(854)
Long-term software contract costs	123	50	50
Severance costs	156	19	37
Non-GAAP operating income	$1,034	$8,625	$3,981

Exhibit 99.1

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015

GAAP net income	$(412)	$8,505	$3,871
Currency (gain) loss	(73)	71	(27)
Stock-based compensation	578	748	880
Other income	(10)	—	—
Long-term software contract royalties	653	(892)	(854)
Long-term software contract costs	123	50	50
Severance costs	156	19	37
Non-GAAP net income	$1,015	$8,501	$3,957

Non-GAAP net income per share
Basic	$0.02	$0.14	$0.07
Diluted	$0.02	$0.13	$0.06
Weighted average shares used to calculate net income per share:
Basic	59,678	60,615	60,760
Diluted	63,912	64,307	64,816

Non-GAAP net income	$1,015	$8,501	$3,957
Interest expense	18	10	14
Income tax expense	1	106	10
Depreciation	959	1,092	1,153
Non-GAAP EBITDA	$1,993	$9,709	$5,134

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT
(In thousands)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015

Server OEM GAAP net revenue	$25,854	$30,620	$25,178
Long-term software contract royalties	653	(892)	(854)
Server OEM non-GAAP net revenue	$26,507	$29,728	$24,324

Server OEM GAAP gross profit	$5,604	$8,704	$5,996
Server OEM GAAP gross margin %	21.7%	28.4%	23.8%
Stock-based compensation	41	46	58
Severance costs	47	—	2
Long-term software contract royalties	653	(892)	(854)
Long-term software contract costs	123	50	50
Server OEM non-GAAP gross profit	$6,468	$7,908	$5,252
Server OEM non-GAAP gross margin %	24.4%	26.6%	21.6%

Server OEM GAAP sales and marketing expenses	$482	$581	$602
Server OEM GAAP contribution margin	$5,122	$8,123	$5,394
Server OEM GAAP contribution margin %	19.8%	26.5%	21.4%
Stock-based compensation	(15)	(14)	(21)
Severance costs	(9)	—	(4)
Server OEM non-GAAP sales and marketing expenses	$458	$567	$577
Server OEM non-GAAP contribution margin	$6,010	$7,341	$4,675
Server OEM non-GAAP contribution margin %	22.7%	24.7%	19.2%

Server OEM GAAP operating income	$5,122	$8,123	$5,394
Stock-based compensation	56	60	79
Severance costs	56	—	6
Long-term software contract royalties	653	(892)	(854)
Long-term software contract costs	123	50	50
Server OEM non-GAAP operating income	$6,010	$7,341	$4,675

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT
(In thousands)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015

Vertical Markets GAAP and non-GAAP net revenue	$22,353	$38,495	$35,943

Vertical Markets GAAP gross profit	$9,661	$15,621	$15,034
Vertical Markets GAAP gross margin %	43.2%	40.6%	41.8%
Stock-based compensation	23	47	65
Severance costs	26	—	2
Vertical Markets non-GAAP gross profit	$9,710	$15,668	$15,101
Vertical Markets non-GAAP gross margin %	43.4%	40.7%	42.0%

Vertical Markets GAAP sales and marketing expenses	$2,254	$2,452	$2,548
Vertical Markets GAAP contribution margin	$7,407	$13,169	$12,486
Vertical Markets GAAP contribution margin %	33.1%	34.2%	34.7%
Stock-based compensation	(33)	(40)	(58)
Severance costs	(19)	(1)	(10)
Vertical Markets non-GAAP sales and marketing expenses	$2,202	$2,411	$2,480
Vertical Markets non-GAAP contribution margin	$7,508	$13,257	$12,621
Vertical Markets non-GAAP contribution margin %	33.6%	34.4%	35.1%

Vertical Markets GAAP operating income	$7,407	$13,169	$12,486
Stock-based compensation	56	87	123
Severance costs	45	1	12
Vertical Markets non-GAAP operating income	$7,508	$13,257	$12,621

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT
(In thousands)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015

Corporate GAAP sales and marketing expenses	$558	$813	$654
Corporate GAAP contribution margin	$(558)	$(813)	$(654)
Stock-based compensation	(24)	(26)	(37)
Severance costs	(14)	(1)	(7)
Corporate non-GAAP sales and marketing expenses	$520	$786	$610
Corporate non-GAAP contribution margin	$(520)	$(786)	$(610)

Corporate GAAP research and development expenses	$9,476	$9,313	$10,119
Stock-based compensation	(260)	(356)	(386)
Severance costs	(40)	(17)	(12)
Corporate non-GAAP research and development expenses	$9,176	$8,940	$9,721

Corporate GAAP general and administrative expenses	$2,898	$2,537	$3,212
Currency (loss) gain	73	(71)	27
Stock-based compensation	(182)	(219)	(255)
Severance costs	(1)	—	—
Corporate non-GAAP general & administrative expenses	$2,788	$2,247	$2,984

Corporate GAAP operating loss	$(12,932)	$(12,663)	$(13,985)
Currency (gain) loss	(73)	71	(27)
Stock-based compensation	466	601	678
Severance costs	55	18	19
Corporate non-GAAP operating loss	$(12,484)	$(11,973)	$(13,315)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2014	December 31, 2014	March 31, 2015

GAAP income (loss) per share	$(0.01)	$0.14	$0.06
Currency (gain) loss	—	0.00	(0.00)
Stock-based compensation	0.01	0.01	0.01
Long-term software contract royalties	0.01	(0.01)	(0.01)
Long-term software contract costs	—	0.00	0.00
Other adjustments	0.01	(0.01)	—
Non-GAAP income per share*	$0.02	$0.13	$0.06

Weighted average shares used to calculate income per share:
Basic	59,678	60,615	60,760
Diluted	63,912	64,307	64,816

* Per share data may not always add to the total for the period because each figure is independently calculated.